John Hancock Funds III

Core High Yield Fund

Supplement dated January 3, 2014 to the current Class A and Class C Shares Summary Prospectus of the fund, as may be supplemented from time to time.

Effective February 3, 2014, Class A sales charges of the fund are being reduced as set forth below.

The following amends and restates the information regarding Class A shares presented under the heading “Fees and expenses — Shareholder fees (fees paid directly from your investment)”:

Shareholder fees (fees paid directly from your investment)	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000)	$20

In addition, the following amends and restates the information presented under the heading “Expense example”:

Expenses ($)	Class A
1 year	515
3 years	784
5 years	1,073
10 years	1,895

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.